UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

HELLENIC SOLUTIONS CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	000-52136	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Emmanouil G. Karavelakis Law Office
Heiden 2. 3rd Floor
104 34 Athens, Greece

(Address of principal executive offices)

+30-210-363-1696
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2011, Mr. Stavros Ch. Mesazos was removed as Chief Operating Officer of Hellenic Solutions Corporation.  A replacement has not been appointed at this time.  We previously announced the removal of Mr. Mesazos as one of our directors in a Form 8-K filed on March 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELLENIC SOLUTIONS CORPORATION

Date: May 4, 2011	By:	/s/ Sofia Douskali
Name: Sofia Douskali
Title: Chief Financial Officer